SMALLCAP World Fund® Summary prospectus December 1, 2016

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
SMCWX	SCWBX	SCWCX	SCWFX	SMCFX	CSPAX	CSPBX	CSPCX	CSPEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
CSPFX	RSLAX	RSLBX	RSEBX	RSLCX	RSLEX	RSLDX	RSLFX	RLLGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated December 1, 2016, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 69 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	A and 529-A	B and 529-B	C and 529-C	529-E	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.24	0.99	1.00	0.25	none	0.21	0.98	0.99	0.50
Other expenses	0.23	0.25	0.27	0.23	0.19	0.33	0.38	0.34	0.25
Total annual fund operating expenses	1.10	1.87	1.90	1.11	0.82	1.17	1.99	1.96	1.38

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00	1.00	0.74	0.60	0.50	0.25	none	none	none
Other expenses	0.33	0.22	0.47	0.28	0.26	0.19	0.35[2]	0.14	0.08
Total annual fund operating expenses	0.96	1.85	1.84	1.51	1.39	1.07	0.98	0.77	0.71
Expense reimbursement	—	—	—	—	—	—	0.01[3]	—	—
Total annual fund operating expenses after expense reimbursement	0.96	1.85	1.84	1.51	1.39	1.07	0.97	0.77	0.71

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

3 The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least December 1, 2017. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

1     SMALLCAP World Fund / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$681	$ 905	$1,146	$1,838
B	690	988	1,211	1,989
C	293	597	1,026	2,222
F-1	113	353	612	1,352
F-2	84	262	455	1,014
529-A	687	925	1,182	1,914
529-B	702	1,024	1,273	2,105
529-C	299	615	1,057	2,285
529-E	140	437	755	1,657
529-F-1	98	306	531	1,178
R-1	188	582	1,001	2,169
R-2	187	579	995	2,159
R-2E	154	477	824	1,802
R-3	142	440	761	1,669
R-4	109	340	590	1,306
R-5E	99	311	541	1,200
R-5	79	246	428	954
R-6	73	227	395	883

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$190	$588	$1,011	$1,989
C	193	597	1,026	2,222
529-B	202	624	1,073	2,105
529-C	199	615	1,057	2,285

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that

SMALLCAP World Fund / Summary prospectus     2

subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in

3     SMALLCAP World Fund / Summary prospectus

which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Small-/Mid-Cap Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

SMALLCAP World Fund / Summary prospectus     4

Average annual total returns For the periods ended December 31, 2015 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	4/30/1990	–3.31%	5.86%	6.39%	9.19%
— After taxes on distributions		–4.69	4.80	5.49	N/A
— After taxes on distributions and sale of fund shares		–0.70	4.59	5.22	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	–2.93%	6.00%	6.37%	3.51%
C	3/15/2001	0.85	6.28	6.19	7.42
F-1	3/15/2001	2.59	7.13	7.04	8.00
F-2	8/1/2008	2.88	7.43	N/A	7.41
529-A	2/19/2002	–3.38	5.79	6.34	8.60
529-B	2/20/2002	–3.04	5.88	6.28	8.47
529-C	2/20/2002	0.77	6.21	6.12	8.11
529-E	3/15/2002	2.27	6.79	6.68	8.25
529-F-1	9/17/2002	2.75	7.28	7.19	11.06
R-1	6/19/2002	1.82	6.33	6.22	8.53
R-2	5/31/2002	1.84	6.33	6.18	8.11
R-2E	8/29/2014	2.43	N/A	N/A	0.67
R-3	6/20/2002	2.28	6.80	6.68	9.06
R-4	7/24/2002	2.63	7.16	7.05	10.70
R-5	5/15/2002	2.91	7.48	7.38	9.02
R-6	5/1/2009	2.96	7.54	N/A	15.20

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI All Country World Small Cap Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–1.04%	6.30%	6.51%	N/A
Lipper Global Small-/Mid-Cap Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–1.87	5.50	5.52	8.95%
Consumer Price Index	0.73	1.53	1.86	2.39

5     SMALLCAP World Fund / Summary prospectus

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Jonathan Knowles Vice Chairman of the Board	17 years	Partner– Capital World Investors
Gregory W. Wendt President and Director	9 years	Partner – Capital Research Global Investors
Brady L. Enright Senior Vice President	12 years	Partner – Capital World Investors
J. Blair Frank Senior Vice President	18 years	Partner – Capital Research Global Investors
Lawrence Kymisis Senior Vice President	9 years	Partner – Capital Research Global Investors
Julian N. Abdey Vice President	5 years	Partner – Capital World Investors
Bradford F. Freer Vice President	9 years	Partner – Capital World Investors
Mark E. Denning	25 years	Partner – Capital Research Global Investors
Peter Eliot	4 years	Partner – Capital World Investors
Leo Hee	4 years	Partner – Capital World Investors
Claudia P. Huntington	21 years	Partner – Capital Research Global Investors
Harold H. La	4 years	Partner – Capital Research Global Investors
Aidan O’Connell	4 years	Partner – Capital Research Global Investors
Andraz Razen	7 years	Partner – Capital World Investors

SMALLCAP World Fund / Summary prospectus     6

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-035-1216P Litho in USA CGD/DFS/8018	Investment Company File No. 811-05888

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY